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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 15, 2002 relating to the financial statements, which appears in Duane Reade Inc.'s Annual Report on Form 10-K for the year ended December 29, 2001. We also consent to the reference to us and the heading "Experts" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
November 27, 2002

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS